EXHIBIT 99.1

Rocket Companies Announces Upsizing and Pricing of Senior Notes due 2031 and Senior Notes due 2034

DETROIT, June 9, 2026 – Rocket Companies, Inc. (NYSE: RKT) (the “Company”), the Detroit-based fintech platform including mortgage, real estate, title and personal finance businesses, today priced its previously announced private offering of $900,000,000 aggregate principal amount of 6.125% senior notes due 2031 and $600,000,000 aggregate principal amount of 6.500% senior notes due 2034 (collectively, the “Notes” and such offering, the “Offering”). The aggregate principal amount of the Notes to be issued was increased to $1.5 billion from the previously announced $1.2 billion.

The Notes will initially be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by each of the Company’s direct and indirect domestic subsidiaries that are guarantors under the Company’s existing senior notes.

The Offering is expected to close on June 16, 2026, subject to certain customary conditions.

The Company intends to use the proceeds from the Offering to repay Rocket Mortgage, LLC’s 2.875% Senior Notes due 2026 (the “2026 Rocket Mortgage Notes”), Rocket Mortgage, LLC’s 5.250% Senior Notes due 2028 (the “2028 Rocket Mortgage Notes”) and certain other indebtedness of the Company and its subsidiaries.

The Company issued conditional notices of redemption for the entire outstanding principal amount of each of the 2026 Rocket Mortgage Notes and the 2028 Rocket Mortgage Notes to be redeemed on or about June 19, 2026 and July 9, 2026, respectively, at a redemption price equal to 100.0% of the principal amount of the applicable notes to be redeemed, plus accrued and unpaid interest to, but excluding, the applicable redemption date. Each redemption is conditioned on the closing of the Offering.

This press release does not constitute a notice of redemption with respect to the 2026 Rocket Mortgage Notes or the 2028 Rocket Mortgage Notes.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, to non-U.S. investors pursuant to Regulation S. The Notes and related guarantees will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts, including statements regarding the Offering, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth are forward-looking statements. As you read this press release, you should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our Annual Report on the Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2026, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, submitted to the SEC on May 11, 2026. Although we believe that these forward-looking statements are based upon reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release. We expressly disclaim any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this press release.

Investor Relations Contact:

Sharon Ng

ir@rocket.com

(313) 769-2058

Media Contact:

Aaron Emerson

aaronemerson@rocket.com

(313) 373-3035